UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2008

HILLENBRAND, INC.
 (Exact name of registrant as specified in its charter)

Indiana	1-33794	26-1342272
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard Batesville, Indiana	47006
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 934-7500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2008, Hillenbrand, Inc. (the “Company”) announced that it had reached an agreement with Joe A. Raver to become the new President and Chief Operating Officer of Batesville Casket Company, a subsidiary of the Company, and Senior Vice President of the Company. This announcement is more fully described in the press release filed as Exhibit 99.1 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.

Mr. Raver’s compensation package includes an annual base salary of $400,000 and an annual short-term incentive compensation target at 75% of base salary. In addition, he will receive (i) a cash sign on incentive of $100,000; (ii) nonqualified stock options, the number of which will be determined on the effective date of hire (which is expected to be June 15, 2008), in the amount of $175,000; and (iii) restricted stock units, again to be determined on the effective date of hire, of $275,000.

The exercise price of the stock options will be the average of the high and low sales prices of the Company’s common stock on the date of hire. The vesting schedule is 1/3rd per year beginning on the first anniversary of the date of grant.

The RSU’s will also be granted on the date of hire. The vesting schedule for RSU’s is: 20%, 25%, 25% and 30% on the second, third, fourth and fifth anniversaries of the date of grant, respectively.

The Company has entered into an employment agreement and a change in control agreement with Mr. Raver in substantially the same forms as the employment agreements and change in control agreements entered into with the Company’s other non-CEO executive officers. Reference is made to the descriptions of the Company’s employment and change in control agreements under the heading “Executive Compensation” in the Company’s Information Statement dated March 17, 2008, filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 18, 2008. Those descriptions are incorporated herein by such reference. In addition, Mr. Raver will participate in the benefit plans provided to our executive officers generally.

Item 9.01.	Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated May 7, 2008 issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND, INC.

DATE: May 9, 2008

BY: /S/ Cynthia L. Lucchese
Cynthia L. Lucchese
Senior Vice President and
Chief Financial Officer

DATE: May 9, 2008

BY: /S/ Theodore S. Haddad, Jr.
Theodore S. Haddad, Jr.
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated May 7, 2008 issued by the Company.

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